UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2009
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item	Description
2.01	Completion of Acquisition or Disposition of Assets.
3.02	Unregistered Sales of Equity Securities.
9.01	Financial Statements and Exhibits.

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SECTION 2 - FINANCIAL INFORMATION

Item 2.01       Completion of Acquisition or Disposition of Assets.

Completion of Acquisition

Effective on December 18, 2009, Uranium Energy Corp (the "Company") closed its previously announced acquisition of a 100% ownership interest in the South Texas Mining Venture, L.L.P. ("STMV"), a Texas limited liability partnership, from each of URN Resources Inc. ("URN"), a subsidiary of Uranium One Inc., and Everest Exploration, Inc. ("Everest").

Following the Company's previously announced Securities Purchase Agreement (the "SPA") with URN (which SPA was filed as an Exhibit to the Company's Current Report on Form 8-K, as filed with the SEC on October 19, 2009), the Company has now acquired URN's 99% interest in STMV and has now issued 2,500,000 restricted shares of the Company's common stock to URN.

Following the Company's previously announced Asset Purchase Agreement (the "APA") with Everest (which APA was filed as an Exhibit to the Company's Current Report on Form 8-K as filed with the SEC on November 27, 2009), the Company has now acquired substantially all of the assets of Everest, including its 1% interest in STMV, and has now issued 200,000 restricted shares of the Company's common stock and paid an aggregate of $1,000,000 to Everest to be used, in part, for the final reclamation on two properties previously mined and restored by Everest.

The assets of STMV include: the fully licensed and permitted Hobson in-situ recovery ("ISR") Processing Plant ("Hobson"); the La Palangana Uranium project ("Palangana"), which is at an advanced stage of permitting; a portfolio of exploration-stage properties located in South Texas; and significant data files that document decades of South Texas-focused uranium exploration and mining. The Hobson facility is expected to form the basis of a new regional operating strategy for the Company's projects in South Texas. The Company anticipates that its Goliad, Nichols and Palangana projects will now become satellite ISR operations with loaded resins being transported to Hobson for further processing into dried U3O8.

Overview of the Hobson Processing Facility and the Palangana Project

The Hobson facility is located about 100 miles northwest of Corpus Christi in Karnes County, Texas. Hobson was originally licensed and constructed in 1978, and was subsequently totally refurbished and expanded to a drying and packaging capacity of 1,000,000 pounds of U3O8 per year in Q3 2008. The Company believes that Hobson's capacity can be doubled with the installation of a second and larger vacuum dryer.

The facility at Hobson is designed to process uranium-loaded resins from satellite facilities to a final product commonly known as yellowcake or U3O8. By utilizing the Hobson facility as a central processing site, the Company's near-term plan is to have Goliad, and potentially Nichols and Palangana, ISR production processed at Hobson rather than to construct a new processing plant at Goliad. The Company's Goliad and Nichols projects are 40 miles east and 5 miles southwest of Hobson, respectively.

Texas uranium mining was first established in the late 1950s in Karnes County where Hobson is situated, and the Karnes County Commissioners have recently passed resolutions in support of uranium mining. Additionally, the Duval County Commissioners, in late 2006, similarly adopted a pro-uranium mining resolution. The Palangana project is located in Duval County.

The Palangana project is a prior-producing ISR project located in the South Texas uranium belt. The 2,500-hectare (6,200-acre) property is located approximately 100 miles south of the Hobson facility. Over 4,000 historic exploration, development and production holes were drilled at the project by Union Carbide Corp ("UCC"), Chevron, and Everest Exploration Inc. UCC produced uranium at the project in the mid to late 1970's with ISR technology. Harry Anthony, the Company's Chief Operating Officer, was a member of UCC's ISR mining team and oversaw the development and production of this project. Palangana is a near-term production project and is currently in the final stage of permitting. To date the Texas Commission on Environmental Quality ("TCEQ") has issued:

  a Final Mine Area Permit;

  a Final Production Area-1 Authorization;

  a Permit by Rule (an Air Exemption permit);

  two Disposal Well Final Permits;

  an existing Aquifer Exemption from previous mining endeavors is still current and active; and

  a Draft Radioactive Material License has been issued by the TCEQ and it is expected to be finalized as an operating license very soon.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02       Unregistered Sales of Equity Securities.

As described above in Item 2.01 of this Current Report on Form 8-K, effective on December 18, 2009, the Company issued 2,500,000 shares of restricted common stock to URN as consideration for the Company's acquisition URN's 99% interest in STMV and 200,000 shares of restricted common stock to Everest as partial consideration for the Company's acquisition of substantially all of Everest's assets, including its 1% interest in STMV. In each case the Company relied on an exemption from registration under the Securities Act provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act.

Effective December 18, 2009, the Company also issued an aggregate of 55,000 shares of restricted common stock to two individuals pursuant to consulting agreements between the Company and each of these two individuals. In each case the Company relied on an exemption from registration under the Securities Act provided by Section 4(2) thereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The Company intends to file the financial statements required by this item by March 5, 2010 (which is the date that is not later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed in connection with the acquisition disclosed in Item 2.01 of this Current Report).

(b)       Pro forma Financial Information.

The Company intends to furnish the pro forma financial information required by this item by March 5, 2010 (which is the date that is not later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed in connection with the acquisition disclosed in Item 2.01 of this Current Report).

(c)       Shell Company Transaction.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: December 22, 2009.	By: /s/ Amir Adnani Name: Amir Adnani Title: President, Chief Executive Officer and a director

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